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                                                                    EXHIBIT 23.2




                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form F-3 (No. 333-65454) of PDVSA Finance Ltd. And Petroleos de Venezuela, S.A. of our report dated February 14, 2003 relating to the financial statements of LYONDELL-CITGO Refining LP, which appears in this Annual Report on Form 10-K/A of PDV America, Inc. for the year ended December 31, 2002.

/s/ PricewaterhouseCoopers LLP

Houston, Texas
December 8, 2003